UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices)

(201) 933-1600

(Telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 8, 2021, Tel-Instrument Electronics Corp. (OTC: TIKK) (the “Company”) hired Ms. Pauline Romeo to serve as the Company’s Chief Accounting Officer.

Pauline Romeo, age 58, combines over 30 years of senior financial management experience with private and publicly-held manufacturing and distribution companies. Previously, from 2020 to 2021, she had been the Senior Controller and Acting CFO for Biazzo Dairy Products Inc., a large privately-held food manufacturing company. From 2019 to 2020, Ms. Romeo was Group Financial Controller/Acting Chief Financial Officer for Sycamore Foods, Inc., a wholesale produce distribution company. Prior to that, she worked for six years as the Finance Director/Senior Controller at BioHiTech Global Inc,. a NASDAQ-listed company that manufactures food waste disposal equipment. Ms. Romeo has an accounting degree from St. Peter’s University.

Pursuant to the terms of her employment with the Company, Ms. Romeo will receive an annual base salary of $130,000 (the “Annual Salary”), will be eligible to receive certain customary benefits and will participate the Company’s senior management bonus plan. Additionally, Ms. Romeo will receive 15,000 stock options pursuant to the Company’s 2016 Stock Option Plan. Upon termination of employment by the Company for reasons other than for-cause, Ms. Romeo will be entitled to receive severance payment.

There is no arrangement or understanding between Ms. Romeo and any other persons pursuant to which Ms. Romeo was elected as an officer of the Company. There are no family relationships between Ms. Romeo and any of the Company’s officers or directors. Other than as described herein, there are no other transactions to which the Company or any of its subsidiaries is a party in which Ms. Romeo has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: February 12, 2021	By:	/s/ Jeffrey O’Hara
Name: Jeffrey O’Hara
Title: Chief Executive Officer